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                       ING VP EMERGING MARKETS FUND, INC.
                          ING VP Emerging Markets Fund

                         Supplement dated July 25, 2005

                     To the Prospectus dated April 29, 2005

On July 21, 2005, the Board of Directors of ING VP Emerging Markets Fund, Inc. approved a proposal to reorganize the ING VP Emerging Markets Fund ("Disappearing Fund") into the following "Surviving Fund" (the
"Reorganization"):

      DISAPPEARING FUND                           SURVIVING FUND

ING VP Emerging Markets Fund      ING JPMorgan Emerging Markets Equity Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2005.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE